UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 11, 2006
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     As previously announced, Jeffrey W. Henderson, Executive Vice President and Chief Financial Officer of Cardinal Health, Inc. (the “Company”), will address investors at Robert W. Baird & Co.’s 2006 Growth Stock Conference in Chicago on May 11, 2006 at 10:05 a.m. central time. Mr. Henderson will discuss the Company’s diverse products and services, company performance and strategies for continued growth. His remarks will be webcast live. To access the webcast, go to the Investors page at http://www.cardinalhealth.com. An audio replay will be available until 11:00 p.m. on August 2, 2006 at http://www.cardinalhealth.com. A transcript will also be available at http://www.cardinalhealth.com. The Company is furnishing Mr. Henderson’s slide presentation for the conference as Exhibit 99.01 to this report.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.01	Slide presentation furnished under this report.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: May 11, 2006	By:	/s/ Ivan K. Fong
		Name:	Ivan K. Fong
		Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX
99.01	Slide presentation furnished under this report.